Nuveen Floating Rate Income Opportunity Fund

Supplement dated August 31, 2010

to the

Statement of Additional Information dated August 27, 2010 (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

In the section entitled “INVESTMENT ADVISER AND SUBADVISER,” the twenty-sixth paragraph under the heading “Additional Information Related to the Investment Adviser and Nuveen Investments” on page 51 of the SAI is hereby deleted and replaced with the following:

The Investment Management Agreement has been approved by a majority of the disinterested trustees of the Fund and shareholders of the Fund. The Investment Management Agreement was initially approved by the Board of Trustees at a meeting held on July 31, 2007 and was approved by shareholders on October 22, 2007. The current Investment Management Agreement went into effect November 13, 2007. The Investment Management Agreement will remain in effect until August 1, 2011. A discussion regarding the Board of Trustees’ decision to renew the Investment Management Agreement will be in the Fund’s annual report to shareholders dated July 31, 2010 when available.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.